SCHEDULE 14A
                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

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[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.240.14a-12
 ..............................................................................
               (Name of Registrant as Specified In Its Charter)
                            Aetna Series Fund, Inc.

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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


                                [June 10, 1996]
                                                              Preliminary Copy

Dear Fellow Shareholders and Contractholders,

     You are cordially invited by the Directors of the Aetna Series Fund, Inc. (the "Fund"), on behalf of each of the Fund's investment portfolios
(individually, a "Series" and collectively, the "Series Funds") to attend a Special Meeting of the Fund's Shareholders on July 19, 1996 at 9:00 a.m. to consider several recommendations which are important to you and your Fund.

     Each of the matters to be voted at this meeting is reviewed in detail in the enclosed Notice and Proxy Statement, including (i) election of Directors,
(ii) a new advisory agreement for each of the Series, except the Aetna Asian Growth Fund, that simplifies language, adds certain terms and creates consistency across the investment advisory agreements for all funds managed by Aetna; and (iii) a subadvisory arrangement for each Series, except the Aetna Asian Growth Fund.

     PLEASE NOTE THAT THIS IS A DIFFERENT PROXY THAN THOSE YOU MAY HAVE RECEIVED FROM AETNA IN MAY AND THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES FOR ANY OF THE SERIES FUNDS.

     Over the past several years, the Aetna organization has conducted a thorough, strategic review of its investment operations with the objective of significantly modernizing and enhancing its capabilities. This review included an analysis of resources, pricing strategies and organizational structure in comparison to competitive practice and customer/market requirements. Significant enhancements have been made to date as a result of this study and this Special Meeting is to authorize further significant steps in this regard, particularly as related to the new subadvisory arrangement.

     To respond to these dynamic market conditions, over the past two years, Aetna has made significant investments in and enhancements to its investment advisory capacity. A number of highly qualified and experienced investment professionals with a breadth of different technical expertise have been hired to manage your Series Funds under a new market-competitive compensation program. New quantitative research and analytic tools have been designed and implemented along with significant upgrades in data bases, information management and reporting systems to improve the depth of analysis capabilities, reduce risk and create quicker response time in volatile markets.

     To further enhance the depth and quality of its investment advisory capabilities and better position itself competitively, the Aetna organization has decided to establish a single stand-alone investment management subsidiary to focus its advisory activities. As part of this strategic initiative, Aetna will combine its investment management operations ($22 billion of assets under management) with another Aetna affiliate, Aeltus Investment Management, Inc. ("Aeltus"), which currently manages approximately $11 billion of total assets primarily for pension account clients. All of the current investment personnel and staff of Aetna would assume comparable positions with Aeltus, and immediately following the combination, it is expected that the current portfolio manager of your Series will remain unchanged. The combined entity will be called Aeltus, and it is proposed that Aeltus be appointed as subadvisor to each Series, except the Asian Growth Fund. This business structure is used by a number of investment providers in today's marketplace. Aeltus currently serves as the subadviser to the Aetna Growth Fund and the Aetna Small Company Growth Fund, and shareholders for these two Series are being asked to approve a new subadvisory agreement to replace the current subadvisory agreement for their Series.

     Aeltus will bring to the combined entity more depth of personnel, additional effective styles of investment management and enhanced research and quantitative modeling capability. Further, through the combined larger entity, each Series will benefit from such things as an enhanced ability to execute securities transactions.

     The Directors have carefully considered this combination of Aetna and Aeltus investment management operations and unanimously recommend that you approve the new or amended sub-advisory agreement with Aeltus for each Series. The Directors believe that the establishment of a focused, stand-alone investment management entity is in the best long-term interest of your Fund and each of its Series Funds.

     Your participation in this process is very important. If you cannot attend the meeting, you can vote by filing out the enclosed proxy card in the postage prepaid envelop provided. Please complete, sign, and return the enclosed card so that your shares will be represented. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

     If you have any questions related to the Special Meeting and/or this proxy, please call us at 1-800-632-2386.

Sincerely,


Shaun P. Mathews
President

[June 10, 1996]

                           NOTICE OF SPECIAL MEETING
                            OF THE SHAREHOLDERS OF

                            AETNA SERIES FUND, INC.
                            AETNA MONEY MARKET FUND
                             AETNA GOVERNMENT FUND
                                AETNA BOND FUND
                                THE AETNA FUND
                         AETNA GROWTH AND INCOME FUND
                               AETNA GROWTH FUND
                        AETNA SMALL COMPANY GROWTH FUND
                        AETNA INTERNATIONAL GROWTH FUND
                            AETNA ASIAN GROWTH FUND
                                 AETNA ASCENT
                               AETNA CROSSROADS
                                 AETNA LEGACY


A Special Meeting of the Shareholders of Aetna Series Fund, Inc. (the "Fund"), including each of its investment portfolios (individually, a "Series" and collectively, the "Series Funds"), will be held on July 19, 1996, at 9:00 a.m., Eastern time, at 151 Farmington Avenue, Hartford, Connecticut 06156-8962 for the following purposes:

     1. to elect nine Directors to serve until their successors are elected and qualified;

     2. to approve or disapprove a Subadvisory Agreement for each Series except the Aetna Asian Growth Fund, by and among Aetna Life Insurance and Annuity Company ("Aetna"), its affiliate, Aeltus Investment Management, Inc. and the Fund, on behalf of each Series;

     3. to approve or disapprove a new Investment Advisory Agreement for each of the Series Funds except the Aetna Asian Growth Fund, by and between Aetna, the Fund's current investment adviser and the Fund, on behalf of each Series; and

     4. to transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 31, 1996 are entitled to notice of and to vote at the meeting.


                                     Susan E. Bryant
                                     Secretary

                                PROXY STATEMENT
                                [JUNE 10, 1996]

     This Proxy Statement is given to you to provide information you should review before voting on the matters listed on the Notice of Special Meeting on the previous page. Your vote is being solicited by the Board of Directors (the "Directors") of Aetna Series Fund, Inc. (the "Fund"), on behalf of each of its investment portfolios (individually, a "Series" and collectively, the "Series Funds"), for a special meeting of shareholders to be held on July 19, 1996, and, if the meeting is adjourned, at any adjournment of that meeting, for the purposes listed on the Notice.

     This Statement describes the matters that will be voted on at the meeting. The solicitation of votes is made by the mailing of this Statement and the accompanying Proxy card on or about June 10, 1996. Aetna Life Insurance and Annuity Company ("Aetna") and its affiliates may contact Fund shareholders directly commencing in May 1996 to discuss the proposals described in this Statement. The expenses in connection with preparing this Statement and its enclosures and of all solicitations will be paid by Aetna, the investment adviser for each Series.

     A copy of the Fund's Annual Report for the fiscal year ended October 31, 1995, was mailed to shareholders on or about [December ___, 1996.] The Fund's Semi-Annual Report will be mailed to shareholders on or about [June 28, 1996.] The Annual Report and the Funds's most recent Semi-Annual report will be available upon request, without charge, to anyone entitled to vote. If you did not receive an Annual Report or Semi-Annual Report, you may request one by writing to Wayne Baltzer, c/o Aetna, RT2A 151 Farmington Avenue, Hartford, Connecticut, 06156-8962, or by calling 1-800-632-2386.

     Fund shareholders of record on May 31, 1996, the record date, are entitled to be present and to vote at the meeting or any adjourned meeting. Currently, each Series offers two classes of shares: Adviser Class shares and Select Class shares. The shareholders of each Select Class of each Series are subject to the same distribution and shareholder service arrangements, including the rate at which fees are paid for such arrangements and services. The same is true for the shareholders of each Adviser Class of each Series. Shares of the Adviser Class and Select Class have the same rights, privileges and preferences, except with respect to: (a) the effect of the contingent deferred sales charge, if any; (b) the different distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting each class; and (e) the exchange privilege of each class. As of the record date, each class of each Series had the following shares issued and outstanding:

                                             Adviser Class            Select Class
                                             -------------            ------------
Aetna Money Market Fund
Aetna Government Fund
Aetna Bond Fund
The Aetna Fund
Aetna Growth and Income Fund
Aetna Growth Fund

Aetna Small Company Growth Fund
Aetna International Growth Fund
Aetna Asian Growth Fund
Aetna Ascent
Aetna Crossroads
Aetna Legacy

     As of the record date, Aetna and its affiliates owned the following amount of shares of each class of each Series:

                                             Adviser Class            Select Class
                                             -------------            ------------
Aetna Money Market Fund
Aetna Government Fund
Aetna Bond Fund
The Aetna Fund
Aetna Growth and Income Fund
Aetna Growth Fund
Aetna Small Company Growth Fund
Aetna International Growth Fund
Aetna Asian Growth Fund
Aetna Ascent
Aetna Crossroads
Aetna Legacy


     All Fund shares voted at the meeting will be counted as present at the meeting whether they vote for, against or abstain on the Proposals. More than 50% of the total outstanding Fund shares must be present at the meeting to have a quorum to conduct business. The shareholders of all Series Funds will vote as a single class with respect to Proposal 1 (Election of Directors), which can be approved by a vote of a simple majority of Fund shares present at the meeting. Shareholders of each Series will vote separately with respect to Proposal 2 (Approval of a Subadvisory Agreement) and Proposal 3 (Approval of a new Investment Advisory Agreement). Each of these proposals requires the vote of a "majority of the outstanding voting securities" of a Series to be approved with respect to that Series. A "majority of the outstanding voting securities" of a Series means 67% of that Series' shares present at the meeting, assuming a majority of that Series' shares are present; or, more than 50% of all the outstanding voting securities of that Series, if less. Shareholders of each Series will vote as a single class regardless of whether they are Adviser Class or Select Class shareholders.

     Shares of a Series held by Aetna and its affiliates will be voted in the same proportion as shares held by non-Aetna shareholders of that Series. A vote to abstain is effectively a negative vote since the proposals require an affirmative vote to be approved.

     In the event that a quorum of shareholders is not represented at the meeting, the meeting may be adjourned until a quorum exists, or, even if a quorum is represented, the meeting may be adjourned until sufficient votes to approve any of the proposals are received. The persons named as proxies may propose and vote for one or more adjournments of the meeting. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date).
Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote Series shares in favor of an adjournment at their discretion whether instructions for those Series shares are to vote for, against or to abstain from voting on any of the proposals to be considered at the meeting.

     The number of shares that you may vote is the total of the number shown on the proxy cards accompanying this Statement. You will receive a separate proxy card for each Series in which you held shares on May 31, 1996. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Votes may be revoked by written notice to Aetna prior to the meeting or by attending the meeting in person and indicating that you want to vote your Fund shares.

     The duly appointed proxies or authorized persons may, at their discretion, vote upon any other matters that are raised at the meeting or any adjournments. Additional matters would only include matters that were not expected at the date of this Statement.


                           MATTERS TO BE ACTED UPON

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

The persons listed in the table below are nominated to serve as Directors of the Fund until their successors are elected and qualified. The Nominees consent to being named in this proposal. The Nominees currently serve as Directors and will continue to serve if reelected by the shareholders. Once elected, the Directors continue to serve indefinitely.


NAME, AGE AND                            Principal Occupation,                          First Became
POSITION WITH THE FUND                   Employment or Public                           a Trustee
- ----------------------                   Directorships                                  ------------
                                         during last five years
                                         ----------------------

                                       3


Morton Ehrlich*                          Chairman and Chief Executive                   1991
61 years of age                          Officer, Integrated Manage-
Director                                 ment Trustee Corp.and
                                         Universal Research
                                         Technologies (since January
                                         1992); President, LIFECO
                                         Travel Services Corp. (from
                                         October 1988 to December
                                         1991).

Maria T. Fighetti*                       Attorney, New York City                        1994
52 years of age                          Department of Mental Health
Director                                 (since 1973).

David L. Grove*                          Private Investor, Economic/                    1991
77 years of age                          Financial Consultant (since
Director                                 December 1988).

Timothy A. Holt                          Director, Senior Vice President                1996
43 years of age                          and Chief Financial Officer,
Director                                 Aetna (since February 1996);
                                         Director, Aeltus Investment
                                         Management, Inc. ("Aeltus"),
                                         formerly Aetna Capital
                                         Management Company, Inc.
                                         (since ____ 1996); Vice
                                         President, Portfolio
                                         Management/Investment
                                         Group, Aetna Life and
                                         Casualty Company (from
                                         August 1991 to February 1996);
                                         Treasurer,  (from February
                                         1990 to July 1991); Vice
                                         President -- Finance and
                                         Treasurer, Aetna Life and
                                         Casualty Company (from
                                         August 1989 through July
                                         1991).

                                       4



Daniel P. Kearney                        Chairman (since February                       1994
56 years of age                          1996), Director (since March
Director                                 1991), President (since March
                                         1994) Aetna; Director, Aeltus
                                         (since _____ 1996); Executive
                                         Vice President (since
                                         December 1993), and Group
                                         Executive, Investment Division
                                         (from February 1991 to
                                         December 1993), Aetna Life
                                         and Casualty Company.

Sidney Koch*                             Senior Adviser, Hambro                         1994
60 years of age                          America, Inc. (since January
Director                                 1993); Senior Adviser, Daiwa
                                         Securities America, Inc. (from
                                         1991 to January 1993)
                                         Executive Vice President,
                                         Daiwa Securities America, Inc.
                                         (from 1986 to January 1991).

Shaun P. Mathews                         Vice President and Director,                   1991
40 years of age                          Aetna (since March 1991);
Director and President                   Assistant Vice President, Aetna
                                         Life and Casualty Company
                                         (from July 1989 to March
                                         1991).

Corine T. Norgaard**                     Dean, School of Management,                    1991
58 years of age                          State University at New York
Director                                 (Binghamton) (since August
                                         1993); Professor, accounting,
                                         University of Connecticut (from
                                         September 1969 to June 1993);
                                         Director, The Advest Group,
                                         Inc. (holding company for
                                         brokerage firm) (since August
                                         1983).

                                       5



Richard G. Scheide*                      Private banking consultant                     1993
66 years of age                          (since July 1992); Consultant,
Director                                 Fleet Bank (from July 1991 to
                                         July 1992);  Executive Vice President
                                         and   Manager,   Trust  and   Private
                                         Banking,  Bank of New  England,  N.A.
                                         and Bank of New England Company (from
                                         June 1976 to July 1991).

* These Directors (the "Independent Directors") are not interested persons as defined by the Investment Company Act of 1940 ("1940 Act") and the related rules of the Securities and Exchange Commission ("Commission").

** Dr. Norgaard is a director of a holding company that has as a subsidiary a broker-dealer that sells variable annuity contracts for Aetna. The Series Funds are offered as investment options under certain of these variable annuity contracts. Her position as a director of the holding company may cause her to be an "interested person" for purposes of the 1940 Act.

     The business address of each Nominee is 151 Farmington Avenue, Hartford, Connecticut 06156-8962. The Fund held four meetings during 1995 all of which were in person. Mr. Kearney was unable to attend any of the board meetings in 1995. All other Directors attended all meetings.

     Each Nominee is currently a director or trustee of each of the following management investment companies managed by Aetna: Aetna GET Fund; Aetna Income Shares; Aetna Variable Fund; Aetna Investment Advisers Fund, Inc.; Aetna Generation Portfolios, Inc.; and Aetna Variable Encore Fund (collectively with the Fund, the "Fund Complex").

     As of May 31, 1996, Directors and officers of the Fund beneficially owned less than 1% of each Series' outstanding shares.

REMUNERATION OF OFFICERS AND DIRECTORS

     None of the Fund's officers nor any Directors who are employees of Aetna are entitled to any compensation from the Fund. During 1995, the following Directors earned the following for their services as Directors to the Fund and the Fund Complex:

                                     Aggregate                   Total Compensation
                                    Compensation                 From Fund Complex
                                     From Fund                   Paid to Directors

Morton Ehrlich                        $15,075                    $46,000
Maria T. Fighetti                     $15,075                    $46,000
David L. Grove*                       $15,575                    $46,500
Sidney Koch                           $16,075                    $47,000
Corine T. Norgaard                    $16,765                    $51,000
Richard G. Scheide                    $15,575                    $46,500
                                      -------                    -------

         Total                        $94,140                   $283,000

* Mr. Grove elected to defer all compensation.

COMMITTEES

     The Directors have standing Audit, Contract Review and Pricing Committees. The Contract Review and Audit Committees include all the Directors who are not employees of Aetna. Dr. Norgaard is the Chairperson of the Audit Committee and Mr. Koch is the Chairperson of the Contract Review Committee. The Audit Committee reviews the relationship between the Fund and its independent public accountants. The Contract Review Committee reviews the Fund's investment advisory, subadvisory and administrative services contracts at least annually in connection with considering the continuation of those contracts. That Committee also meets any time there is a proposal to amend any of those agreements. The Fund's Pricing Committee consists of Mr. Mathews (Chairperson), Mr. Koch, Dr. Norgaard, and Mr. Scheide. The Pricing Committee is responsible for acting upon and approving the Fund's net asset value at times of market disruption or in any situation where the range of possible valuations of individual securities could cause the net asset value of the Fund's shares to vary materially. In 1995, the Audit Committee met two times, the Contract Review Committee met two times, and the Pricing Committee met once. All members of these committees attended all the committee meetings. The Board of Directors does not have a standing nominating committee for the Fund nor a standing compensation committee.


                                  PROPOSAL 2

                      APPROVAL OF SUBADVISORY AGREEMENTS

     The Independent Directors have unanimously approved, and recommend that the shareholders of each Series approve, a subadvisory agreement for each Series except the Aetna Asian Growth Fund (the "Subadvisory Agreement"), among the

Fund, on behalf of each Series, Aetna, and Aetna's affiliate, Aeltus Investment Management, Inc. ("Aeltus").

     The Aetna Growth Fund and the Aetna Small Company Growth Fund currently each have a subadvisory agreement with Aeltus. Shareholders of each of these Series are being asked to approve a new subadvisory agreement containing certain changes to the subadvisory agreement already in effect. These changes are intended to modify certain terms and language used to create consistency across the subadvisory agreements proposed for all Series; to revise the liability provisions so that if Aeltus acts negligently it is liable to the Series; to enlarge Aeltus' ability to use brokerage commissions to pay Series expenses to the extent allowed by current law; to expand the duties and services to be provided by Aeltus; and to increase the subadvisory fee that Aetna will pay Aeltus, in recognition of the expanded duties and services that Aeltus will provide to the Series. These include obligations to produce additional reports and data for the Fund's Board and for Aetna and to supply further administrative and accounting services. A comparison of Aeltus' current and proposed subadvisory fee is provided below, at page 12. THIS PROPOSED CHANGE IN THE SUBADVISORY FEE PAID BY AETNA TO AELTUS WILL HAVE NO EFFECT ON THE ADVISORY FEES THAT THE AETNA GROWTH FUND AND THE AETNA SMALL COMPANY GROWTH FUND EACH CURRENTLY PAYS TO AETNA TO MANAGE EACH OF THESE SERIES.

     Shareholders of each of the remaining Series, except the Aetna Asian Growth Fund, are being asked to approve a separate Subadvisory Agreement for their Series.

     The Subadvisory Agreements on behalf of each Series are identical in all materials respects except, as discussed below, with regard to the compensation paid by Aetna to Aeltus. A copy of the form of the Subadvisory Agreement is included with this Statement as Exhibit A. A copy of the current subadvisory agreements on behalf of the Aetna Growth Fund and the Aetna Small Company Growth Fund are included with this Statement as Exhibits B and C.

WHY IS AETNA PROPOSING A SUBADVISORY ARRANGEMENT?

     As part of a strategic review of its investment operations, the Aetna organization performed an in-depth analysis of various organizational structures. It has concluded that it should combine its investment advisory businesses into a single stand-alone investment management subsidiary. From an operating perspective, this is intended primarily as a corporate restructuring. To accomplish this goal, Aetna would combine its investment management operations with those of Aetna's affiliate, Aeltus. The combined entity would be a separate corporate entity managing over $33 billion in assets and would operate under the name Aeltus. This type of business structure is used by a number of investment providers in today's marketplace and is consistent with maintaining a focused, well-qualified and fully integrated investment capability. Complementing the significant investments and enhancements Aetna has made to its advisory capabilities over the last two years, Aeltus would add more depth of personnel, different styles of investment management and additional research and quantitative modeling capability. Your Series would benefit from this larger investment advisory entity in such ways as more efficient execution of securities transactions.

WHAT IS BEING PROPOSED?

     To accomplish the combination, all of the current investment personnel and staff of Aetna would assume comparable positions with Aeltus and would continue to provide investment services to your Series. Immediately following the combination, it is expected that the current portfolio manager of your Series will remain unchanged. Aetna and the Fund, on behalf of each Series except the Aetna Asian Growth Fund, then would enter into a separate new subadvisory agreement with Aeltus to provide the investment management services to that Series. Although Aeltus is already a part of the Aetna organization, the 1940 Act requires that the shareholders of each Series approve that Series' Subadvisory Agreement. Under the proposed Subadvisory Agreement, Aeltus would be responsible for deciding which securities to buy, which to sell and which to keep for each Series. It would also be placing trades for those securities with third party broker-dealers and, to the extent directed by Aetna, would be handling the back office administrative functions related to those activities. It is expected that those activities would include determining the value of each Series' net assets on a daily basis and preparing, and providing to Aetna, such other reports, data and information as Aetna or the Directors request from time to time. In connection with the management of each Series, Aeltus would be responsible for assuring that the assets acquired for each Series are in compliance with that Series' objectives and policies.

     Aetna would bear the ultimate responsibility for overseeing the investment advice provided to each Series. It would monitor Aeltus' activities to ensure that Aeltus is following regulatory and Board policies, restrictions and guidelines in managing each Series' assets. Aetna would be responsible for reporting to the Directors on a regular basis and assuring that Aeltus maintains an adequate compliance program. The many years of experience Aetna has in managing assets for mutual funds and for its own portfolio will enable it to monitor Aeltus' activities to the advantage of each Series' shareholders.

WHO IS AELTUS?

     Aeltus is a Connecticut corporation organized in 1972 under the name Aetna Capital Management, Inc. It currently has its principal offices at 242 Trumbull St., Hartford, Connecticut. Aeltus is a part of the Aetna organization, and is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. which is also the parent of Aetna and which is a wholly-owned subsidiary of Aetna Retirement Services, Inc. Aetna Retirement Services is a wholly-owned subsidiary of Aetna Life and Casualty Company, a financial services company with stock listed for trading on the New York Stock Exchange. John Y. Kim currently serves as the President, Chief Executive Officer and Chief Investment Officer of Aeltus. Aeltus is registered with the Commission as an investment adviser.

WHAT ARE THE MATERIAL TERMS OF THE PROPOSED SUBADVISORY AGREEMENTS BETWEEN AETNA AND AELTUS?

     The Subadvisory Agreements give Aeltus broad latitude in selecting securities for each Series subject to Aetna's oversight. The Agreements also allow Aeltus to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying Series expenses, in setting the amount of commissions paid to a broker. The use of research and expense reimbursements in determining and paying commissions is referred to as "soft dollar" practices. Aeltus will only use soft dollars for services and expenses to the extent Aetna is authorized to do so under the Investment Advisory Agreement, but only as authorized by applicable law and the rules and regulations of the Commission.

     The Subadvisory Agreements require Aeltus to reduce its fee if Aetna is required to reduce its fee under the Investment Advisory Agreement. Aetna has agreed to reduce its fee or reimburse each Series if the expenses borne by the Series would exceed the expense limitations of any jurisdiction in which the Series' shares are qualified for sale. Aetna would not be obligated to reimburse the Series for any expenses which exceed the amount of its advisory fee for that year. The Subadvisory Agreements obligate Aeltus to reduce its fee by 60% of the amount of Aetna's fee reduction.

     The Subadvisory Agreements provide that, if approved, it will be effective August 1, 1996 or, if the meeting is adjourned, on the first day of the next month following the date on which the shareholders approve the Subadvisory Agreements. It will continue in effect until December 31, 1997 and thereafter from year to year if approved by the Directors, including a majority of the Independent Directors. The Subadvisory Agreements will terminate automatically if the Investment Advisory Agreement terminates or if there is a change in control of Aeltus. It can be terminated by Aeltus, Aetna or the Fund, on behalf of a Series, on 60 days' notice. If the Subadvisory Agreements terminate, the Series' investment adviser would automatically assume all management functions for the Series. The Subadviser can be held liable to the Adviser and the Series for negligence, bad faith, willful malfeasance or reckless disregard of its obligations or duties under the Subadvisory Agreements.

WHAT WILL THE SUBADVISORY AGREEMENTS COST AETNA ON BEHALF OF EACH SERIES?

     The Subadvisory Agreement for each Series provides that the annual rate of Aeltus' subadvisory fee as a percentage of average daily net assets will determined in accordance with the following schedule for each Series listed below. For the Aetna Growth Fund and the Aetna Small Company Growth Fund, the current fee schedule as reflected in the existing subadvisory agreement is also provided.

         Aetna Money Market Fund:

                  0.30%  on the first $500 million
                  0.265% on the next $500 million
                  0.255% on next $2 billion
                  0.225% over $3 billion

         Aetna Government Fund and Aetna Bond Fund:

                  0.35%  on the first $250 million
                  0.335% on the next $250 million
                  0.315% on the next $250 million
                  0.30%  on the next $1.25 billion
                  0.28%  over $2 billion

         The Aetna Fund, Aetna Ascent, Aetna Crossroads and
         Aetna Legacy:

                  0.50% on the first $500 million
                  0.47% on the next $500 million
                  0.44% on next $1 billion
                  0.41% over $2 billion

         Aetna Growth and Income Fund:

                  0.45%  on the first $250 million
                  0.42%  on the next $250 million
                  0.405% on the next $250 million
                  0.39%  on the next $1.25 billion
                  0.355% over $2 billion

         Aetna International Growth Fund

                  0.55%  on the first $250 million
                  0.52%  on the next $250 million
                  0.505% on the next $250 million
                  0.49%  on the next $1.25 billion
                  0.455% over $2 billion

         Aetna Growth Fund:

           Current Fee Schedule                   Proposed Fee Schedule
           --------------------                   ---------------------
           0.45% on the first $50 million         0.45% on the first $250 million
           0.40% on the next $50 million          0.42% on the next $250 million
           0.30% on the next $50 million          0.405% on the next $250 million
           0.25% over $150 million                0.39% on the next $1.25 billion
                                                  0.355% over $2 billion

         Aetna Small Company Growth Fund

           Current Fee Schedule                   Proposed Fee Schedule
           --------------------                   ---------------------
           0.55% on first $50 million             0.55% on the first $250 million
           0.40% on next $50 million              0.52% on the next $250 million
           0.30% on next $50 million              0.505% on the next $250 million
           0.25% over $150 million                0.49% on the next $1.25 billion
                                                  0.47% over $2 billion

     Aetna believes this proposed compensation is fair and reasonable for the services being provided by Aeltus. This fee is not charged back to, or paid by, a Series; it is paid by Aetna out of its own resources, including fees and charges it receives from or in connection with the Fund.

WHAT IS THE BOARD OF DIRECTORS RECOMMENDATION?

     The Board of Directors unanimously recommends voting FOR approval of the Subadvisory Agreement for each Series.

WHAT   FACTORS  DID  THE  BOARD  OF   DIRECTORS   CONSIDER  IN  REACHING   ITS
RECOMMENDATION?

     The Directors considered the proposed Subadvisory Agreements at meetings held on December 12, 1995, and February 28, 1996. Moreover, the Contract Review Committee of the Board of Directors, consisting solely of the Directors who are not employees of Aetna, considered the Subadvisory Agreements at meetings held on December 11, 1995, February 6, 1996, and February 27, 1996. At all such meetings, the Directors were advised throughout by Messrs. Goodwin, Procter & Hoar, their own independent counsel.

     The Directors' recommendation was based on their conclusion that approval of the Subadvisory Agreements would mean that the shareholders of each Series would receive the benefits of the talents of both Aetna and Aeltus working for the Series.

WHAT HAPPENS IF THE SUBADVISORY AGREEMENT IS NOT APPROVED?

     If the Subadvisory Agreement for a Series is not approved, Aetna would continue as investment adviser to that Series and would retain access to all of its current investment advisory capabilities.


                                  PROPOSAL 3

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT


     The Independent Directors have unanimously approved a new Investment Advisory Agreement for each Series except the Asian Growth Fund (the "Advisory Agreement") between the Fund, on behalf of each Series, and Aetna as its investment adviser and recommend that you vote FOR this Proposal.

WHAT IS BEING PROPOSED?

     As part of its comprehensive, strategic review of its investment management operations and products, during the past several years, Aetna has been reviewing its various agreements and arrangements for providing services to, and managing, the funds it advises. Based on this review, Aetna proposed a restructuring of its investment advisory operations as described in Proposal
2. Aetna is also proposing to enter into a new Investment Advisory Agreement with the Fund, on behalf of each Series except the Asian Growth Fund, to simplify the language used and to add certain terms that create consistency across the investment advisory agreements for all Series Funds and funds managed by Aetna. THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES FOR ANY SERIES. The Directors of the Fund are unanimously recommending approval of the new Advisory Agreement for each Series for the reasons identified below.

WHAT ARE THE PRIMARY DIFFERENCES BETWEEN THE EXISTING INVESTMENT ADVISORY AGREEMENTS AND THE PROPOSED ADVISORY AGREEMENTS?

     The proposed Advisory Agreement for each Series has been updated in several respects. The language has been simplified where possible; the liability provisions make it clear that Aetna is liable to the Series for Aetna's negligence; and it expands Aetna's ability to use brokerage commissions to pay Series expenses to the extent allowed by current law. The proposed Advisory Agreements for each Series are identical in all material respects, except with regard to the advisory fee payable to Aetna on behalf of each Series. Further, the existing advisory agreements for all Series are identical in all material respects, except with regard to the advisory fee payable to Aetna on behalf of each Series. Accordingly, a copy of the form of proposed Advisory Agreement is included with this Statement as Exhibit D, and a copy of the form of the existing agreement is included as Exhibit E.

     Under both the existing and proposed investment advisory agreements, Aetna is obligated to manage and oversee each Series' day to day operations and to manage its investment portfolio, whether directly or as discussed in Proposal 2 under a Subadvisory Agreement with Aeltus.

WHAT IS THE PROPOSED CHANGE TO THE LIABILITY AND INDEMNIFICATION PROVISIONS?

     The existing advisory agreement provides that Aetna is liable to a Series, and the Series is entitled to be indemnified by Aetna if the Series suffers a loss or incurs a liability as a result of Aetna's bad faith, gross negligence or willful or reckless misconduct. The Directors recommend that this provision be revised so that the standard is changed from "gross negligence" to simply "negligence." This change would mean that Aetna would be held accountable for all its acts of negligence that hurt the Series, not just its acts of "gross" negligence. The overall effect of the liability and indemnification provision of the new Advisory Agreement would be to provide the Series with greater protection.

WHAT IS THE CHANGE IN THE USE OF BROKERAGE COMMISSIONS FOR SERIES FUNDS?

     The existing agreement allows the investment adviser to take into consideration research and related services provided by a broker to the adviser in paying commissions to a broker for portfolio transactions of the Series Funds. The Directors recommend that the investment adviser also should be allowed to take into consideration Series expenses actually paid by the broker on behalf of the Series where it is allowed by current law. The investment adviser of a Series is required to place trades for the Series' securities with brokers who provide "best execution." This does not always mean the lowest commission if the broker provides research or other related services to the adviser. Recent developments have indicated that the Commission will also allow an adviser to place trades with a broker, and to take into consideration in the commissions, actual expenses paid by the broker for the Series. This can only be done in compliance with certain reporting rules and only with respect to expenses that directly benefit the Series, which is paying the commissions. The proposed Advisory Agreement for each Series would allow such transactions subject to applicable laws.

WHAT ARE THE OTHER SIGNIFICANT PROVISIONS OF THE ADVISORY AGREEMENT?

     The Advisory Agreement gives Aetna broad latitude in selecting securities for each Series subject to the Directors' oversight. Under the Advisory Agreement, Aetna may delegate to a subadviser its functions in managing each Series' investment portfolio, subject to Aetna's oversight. See Proposal 2. The Advisory Agreement allows Aetna to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research, providing equipment to a Series, or paying Series expenses, in setting the amount of commissions paid to a broker. Aetna will only use these commissions for services and expenses to the extent authorized by applicable law and the rules and regulations of the Commission.

     Under the Advisory Agreement for each Series, Aetna has agreed to reduce its fee or reimburse the Series if the expenses borne by the Series would exceed the expense limitations of any jurisdiction in which Series shares are qualified for sale. Aetna would not be obligated to reimburse the Series for any expenses which exceed the amount of its advisory fee for that year. The Advisory Agreement also provides that Aetna would be responsible for all of its own costs including costs of Aetna personnel required to carry out its investment advisory duties.

     The Advisory Agreement provides that if approved it will be effective August 1, 1996 or, if the meeting is adjourned, on the first day of the next month following the date on which the shareholders approve the Subadvisory Agreement. It will continue in effect until December 31, 1997 and thereafter from year to year if approved by the Directors, including a majority of the Independent Directors. The Advisory Agreement will terminate automatically if there is a change in control of Aetna. It can be terminated by the Directors, shareholders of a Series or Aetna on 60 days' notice.

     All of these provisions are the same as those in the existing investment advisory agreement which has been in effect since April 1994 when it was last submitted to shareholders. The 1994 changes involved clarifying Aetna's responsibilities and its ability to appoint a subadviser, described Aetna's arrangements with broker-dealers and clarified the allocation of expenses to each party. Subsequent to 1994, the existing agreement has been considered and continued by the Directors annually.

WHO IS AETNA?

     Aetna is a Connecticut corporation, licensed as an insurance company in all 50 states. Through its predecessors, Aetna has been offering variable products and annuities to the public since the 1950's. It currently manages approximately $22 billion in assets. Aetna is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc., which, in turn, is a wholly-owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly-owned subsidiary of Aetna Life and Casualty Company. Aetna is registered with the Commission as an investment adviser and a broker-dealer. Aetna serves as the underwriter for the Fund's shares. The principal offices of Aetna and its parents are located at 151 Farmington Avenue, Hartford, Connecticut, 06156-8962.

WHAT FEES OR CHARGES ARE PAID BY SERIES FUNDS?

     During 1995, Aetna received fees for serving as the investment adviser to the Series Funds and for providing administrative services to them. The table below includes the aggregate amount of fees that Aetna received from each Series for providing these services for the fiscal year ended October 31, 1995. Aetna continues to provide administrative services to the Series Funds during the current fiscal year, and it will continue to do so until the Fund's Directors decide otherwise. Following the table are schedules that list, for each

Series, the annual rate of Aetna's advisory fee as a percentage of average daily net assets.


SERIES FUNDS                        MANAGEMENT FEES                ADMINISTRATIVE SERVICES FEES
- ------------                        ---------------                ----------------------------
Money Market Fund                     $        0*                              $98,381*

Government Fund                       $        0*                              $33,318*

Bond Fund                             $   84,043                              $113,832

The Aetna Fund                        $  660,118*                             $220,820

Growth & Income Fund                  $2,288,249                              $830,718

Growth Fund                           $  196,952*                             $ 82,661

Small Company Fund                    $  235,390*                             $ 75,751

International Growth Fund             $  397,785*                             $138,945

Ascent                                $  157,225                              $ 49,133

Crossroads                            $  156,356                              $ 48,861

Legacy                                $  155,255                              $ 48,517

* Fee after fee waiver and/or expense reimbursement. From time to time, the Aetna may agree to waive all or a portion of its management fee and/or its administrative fee for a particular Series and to reimburse some or all of a particular Series' expenses. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time.


                        SERIES MANAGEMENT FEE SCHEDULES

         Aetna Money Market Fund:

                  0.40% on the first $500 million
                  0.35% on the next $500 million
                  0.34% on next $1 billion
                  0.33% on next $1 billion
                  0.30% over $3 billion

         Aetna Government Fund and Aetna Bond Fund:

                  0.50%  on the first $250 million
                  0.475% on the next $250 million
                  0.45%  on the next $250 million
                  0.425% on the next $1.25 billion
                  0.40% over $2 billion

         The Aetna Fund, Aetna Ascent, Aetna Crossroads and
         Aetna Legacy:

                  0.80% on the first $500 million
                  0.75% on the next $500 million
                  0.70% on next $1 billion
                  0.65% over $2 billion

         Aetna Growth and Income Fund and Aetna Growth Fund:

                  0.70%  on the first $250 million
                  0.65%  on the next $250 million
                  0.625% on the next $250 million
                  0.60%  on the next $1.25 billion
                  0.55%  over $2 billion

         Aetna International Growth Fund

                  0.85%  on the first $250 million
                  0.80%  on the next $250 million
                  0.775% on the next $250 million
                  0.75%  on the next $1.25 billion
                  0.70%  over $2 billion

         Aetna Small Company Growth Fund

                  0.85%  on the first $250 million
                  0.80%  on the next $250 million
                  0.775% on the next $250 million
                  0.75%  on the next $1.25 billion
                  0.725% over $2 billion

     Aetna also serves as the investment advisor to funds that have similar investment objectives to certain of the Series Funds. The following table identifies each of these corresponding funds, and also provides each fund's type or similar Series (in parenthesis), approximate size and the annual rate (as a percentage of average daily net assets) of Aetna's compensation for serving as the investment adviser to such corresponding fund.


                                                             FEE RATE OF
                                 ASSETS AS OF                CORRESPONDING FUND
CORRESPONDING FUND               12/31/95                    (CURRENT/PROPOSED)
- ------------------               ------------                -------------------
Aetna Variable                   $514 million                0.25%/0.25%*
Encore Fund (money
market fund)

Aetna Income                     $667 million                0.25%/0.40%*
Shares (bond fund)

Aetna Investment                 $1.2 billion                0.25%/0.50%*
Advisers Fund, Inc.
(balanced fund
similar to The
Aetna Fund)

Aetna Variable                   $5.66 billion               0.25%/0.50%*
Fund (growth
and income fund)

Aetna Ascent                     $18.8 million               0.50%/0.60%*
Portfolio (Ascent)

Aetna Crossroads                 $18.8 million               0.50%/0.60%*
Portfolio
(Crossroads)

Aetna Legacy                     $18.2 million               0.50%/0.60%*
Portfolio
(Legacy)

* [Each of these funds is only available as an investment option under variable contracts offered by Aetna and its affiliates. The current management fee payable by each of these funds was established initially based on the overall charge structure of the variable contracts under which they were being made available. These fees have remained unchanged since each funds' inception, which was in the 1970's for certain of them. In recognition of the changing charge structure in the variable product industry and other changes in the mutual fund and investment management industries since each funds' inception, the Board of each of these funds, except the Aetna Variable Encore Fund, has approved a proposed increase in the advisory fee payable to Aetna. The proposed fee increases must be approved by each funds' shareholders before becoming effective on August 1, 1996. THESE PROPOSED FEE INCREASES WILL NOT RESULT IN A CHANGE IN ADVISORY FEES FOR ANY SERIES.]

WHAT IS THE BOARD OF DIRECTORS RECOMMENDATION?

     The Board of Directors unanimously recommends voting FOR approval of the new Advisory Agreement for each Series.

WHAT   FACTORS  DID  THE  BOARD  OF   DIRECTORS   CONSIDER  IN  REACHING   ITS
RECOMMENDATION?

     The Directors considered the proposed Advisory Agreement for each Series at meetings held on December 12, 1995, and February 28, 1996. The Contract Review

Committee of the Board of Directors, consisting solely of Directors who are not employees of Aetna, considered the Advisory Agreements at meetings held on December 11, 1995, February 6, 1996 and February 27, 1996. At all such meetings, these Directors were advised throughout by Messrs. Goodwin, Procter & Hoar, their own independent counsel.

     The Directors' approval of the new Advisory Agreement for each Series was based on the following factors, all of which they considered material and which are listed in the order of their importance, with the most important factor listed first:

     1. The nature, quality, and scope of services Aetna currently provides, including the enhancements Aetna is currently maintaining and which have been made over the past two years with regard to investment, administrative, operational and shareholder services. These enhancements include: (i) the hiring of a number of highly qualified and experienced investment professionals, (ii) replacing its former compensation system with a more competitive system designed to attract and retain such highly qualified personnel, (iii)
          instituting the use of quantitative research and analytical tools and techniques, and (iv) upgrading its information and reporting systems.

     2. The nature, quality, and scope of services Aeltus would provide under the Sub-Advisory Agreement, including the benefits to be derived from the combination of Aetna's and Aeltus' investment management capabilities;

     3. The level of the advisory fee and other fees paid to Aetna in general, and as compared to its competitive peer group; and

     4. The new Advisory Agreement will benefit each Series' shareholders by clarifying the liability provisions, expanding Aetna's ability to use brokerage commissions to pay a Series' expenses (except those of the Aetna Money Market Fund, which currently does not incur brokerage commissions) and increasing the efficiency of Aetna's monitoring procedures through the use of uniform terms and provisions.

     In the course of its deliberations, the Directors asked for and received extensive data concerning, among other things, (i) the nature, quality and scope of services that Aetna currently provides, and that Aeltus, after combining with Aetna, would provide, (ii) Aetna's profitability, (iii) Aetna's financial condition, and (iv) the level of Aetna's current fee in general and as compared to its competitive peer group.

WHAT WOULD HAPPEN IF THE ADVISORY AGREEMENT IS NOT APPROVED?

     If the Advisory Agreement is not approved by a Series' shareholders, the existing agreement will continue in effect for that Series. Aetna expects that it would still proceed with the Subadvisory Agreement with Aeltus, if it is approved.

                            ADDITIONAL INFORMATION

OFFICERS OF THE FUND

     The principal executive officers of the Fund and his or her principal occupation are set forth below. The term of office of each executive officer of the Fund is until the next annual meeting of the Fund or until his or her successor shall have been duly elected and qualified.


    NAME AND                         POSITION WITH THE FUND
 BUSINESS ADDRESS                    AND OTHER PRINCIPAL OCCUPATIONS
 ----------------                    --------------------------------
Shaun P. Mathews                     President and Director of the Fund; see
40 years of age                      description under "Election of Directors."


James C. Hamilton                    Vice President and Treasurer of the Fund;
55 years of age                      Chief Financial Officer, Aetna Investment Services,
                                     Inc.; Vice President and Actuary, Aetna Life
                                     Insurance Company.


Susan E. Bryant                      Secretary of the Fund; Counsel to Aetna (since
48 years of age                      March 1993); General Counsel and Corporate
                                     Secretary, First Investors Corporation (April
                                     1991 to March 1993); Administrator, Oklahoma
                                     Department of Securities (August 1986 to
                                     April 1991).


DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF AETNA

     The name, business address and principal occupation of Aetna's principal executive officer and directors are as follows:

    NAME AND
 BUSINESS ADDRESS                      PRINCIPAL OCCUPATIONS
 ----------------                      ---------------------
Daniel P. Kearney                      Director, President and Principal
151 Farmington Avenue                  Executive Officer; see description
Hartford, Connecticut 06156            under "Election of Directors."

                                      20



Christopher J. Burns                   Director and Senior Vice President.
151 Farmington Avenue
Hartford, Connecticut 06156

Laura R. Estes                         Director and Senior Vice President.
151 Farmington Avenue
Hartford, Connecticut 06156

Timothy A. Holt                        Director and Senior Vice President;
151 Farmington Avenue                  see description under "Election of
Hartford, Connecticut 06156            Directors."

Gail P. Johnson                        Director and Vice President.
151 Farmington Avenue
Hartford, Connecticut 06156

John Y. Kim                            Director and Senior Vice President.
151 Farmington Avenue
Hartford, Connecticut 06156

Shaun P. Mathews                       Director and Vice President;
151 Farmington Avenue                  see description under
Hartford, Connecticut 06156            "Election of Directors."

Glen Salow                             Director and Vice President.
151 Farmington Avenue
Hartford, Connecticut 06156

Creed R. Terry                         Director and Vice President.
151 Farmington Avenue
Hartford, Connecticut 06156


OTHER BUSINESS

     The management of the Fund knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

                             SHAREHOLDER PROPOSALS

     The Articles of Incorporation and the By-Laws of the Fund provide that the Fund need not hold annual shareholder meetings, except as required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held in 1996 or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals which shareholders of the Fund intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made.

     Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Fund or by submitting an authorization card bearing a later date.

                                           Susan E. Bryant
                                           Secretary

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                            Aetna Money Market Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.

                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Money Market Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR EACH OF THE FOLLOWING:

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

__________________________________________________


2.  Approve the Subadvisory Agreement.

    [ ]FOR  [ ]AGAINST  [ ]ABSTAIN


3.  Approve the New Investment Advisory Agreement.

    [ ]FOR  [ ]AGAINST  [ ]ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                             Aetna Government Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Government Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                                Aetna Bond Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Bond Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                                The Aetna Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the The Aetna Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                         Aetna Growth and Income Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Growth and Income Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                               Aetna Growth Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Growth Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                        Aetna Small Company Growth Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Small Company Growth Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                        Aetna International Growth Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna International Growth Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
   (except as marked on the line below)          for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                            Aetna Asian Growth Fund
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Asian Growth Fund to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                                 Aetna Ascent
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Ascent Series to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                               Aetna Crossroads
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Crossroads Series to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   APPENDIX



                    AETNA SERIES FUND, INC. ("SERIES FUND")
                                 Aetna Legacy
      THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE SERIES FUND

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY CARD AND FOR APPROVAL OF THE OTHER PROPOSALS.


                     Dated: ________________________, 1996


            Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by
                              authorized persons.



                           X________________________

                           X________________________

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Aetna Legacy Series to be held at 9:00 a.m., Eastern Standard Time, on July 19, 1996, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.
[ ] [box is filled in solidly]

THE DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

1. Election of directors

   [ ]FOR all nominees listed                 [ ]WITHHOLD AUTHORITY to vote
      (except as marked on the line below)       for all nominees listed below


Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

______________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                   EXHIBIT A

                             SUBADVISORY AGREEMENT


THIS AGREEMENT is made by and among AETNA LIFE INSURANCE AND ANNUITY FUND, a Connecticut corporation (the "Adviser"), AETNA SERIES FUND, INC., a Maryland Corporation, (the "Fund"), on behalf of its AETNA __________ SERIES (the "Series") and AELTUS INC., a Connecticut corporation (the "Subadviser") as of the date set forth below.

                              W I T N E S S E T H
                              -------------------

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company consisting of multiple investment portfolios, under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,   pursuant   to   authority   granted  by  the  Fund's   Articles  of
Incorporation, the Fund has established the Series as a separate investment portfolio; and

WHEREAS, both the Adviser and the Subadviser are registered with the Commission as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and both are in the business of acting as investment advisers; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Fund, on behalf of the Series, (the "Investment Advisory Agreement") which appoints the Adviser as the investment adviser for the Series; and

WHEREAS, Article IV of the Investment Advisory Agreement authorizes the Adviser to delegate all or a portion of its obligations under the Investment Advisory Agreement to a subadviser;

NOW THEREFORE, the parties agree as follows:


I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement, the Adviser and the Fund, on behalf of the Series, hereby appoint the Subadviser to manage the assets of the Series as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"). The Subadviser hereby accepts such appointment and agrees that it shall, for all purposes herein, undertake such obligations as an independent contractor and not as an agent of the Adviser. The Subadviser agrees, that except as required to carry out its duties under this Agreement or otherwise expressly authorized, it has no authority to act for or represent the Series in any way.

II.  DUTIES OF THE SUBADVISER AND THE ADVISER

     A.   DUTIES OF THE SUBADVISER

     The Subadviser shall regularly provide investment advice with respect to the assets held by the Series and shall continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Series. In carrying out these duties, the Subadviser shall:

          1. select the securities to be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio, place trades for all such securities and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board;

          2. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Adviser and, at the request of the Adviser or the Series, to the Board;

          3. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Series, securities held by or under consideration for the Series, or the issuers of those securities;

          4. provide economic research and securities analyses as requested by the Adviser from time to time, or as the Adviser considers necessary or advisable in connection with the Subadviser's performance of its duties hereunder; and

          5. give instructions to the custodian and/or sub-custodian of the Series appointed by the Board, concerning deliveries of securities, transfers of currencies and payments of cash for the Series, as required to carry out the investment activities of the Series as contemplated by this Agreement; and

          6. provide such financial support, administrative and other services, such as preparation of financial data, determination of the Series' net asset value, preparation of financial and performance reports, as the Adviser from time to time, deems necessary and appropriate and which the Subadviser is willing and able to provide.

     B.   DUTIES OF THE ADVISER

     The Adviser shall retain responsibility for oversight of all activities of the Subadviser and for monitoring its activities on behalf of the Series. In carrying out its obligations under this Agreement and the Investment Advisory Agreement, the Adviser shall:

          1. monitor the investment program maintained by the Subadviser for the Series and the Subadviser's compliance program to ensure that the Series' assets are invested in compliance with the Subadvisory Agreement and the Series' investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Series, as filed with the Commission under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act ("Registration Statement");

          2.   review  all  data  and  financial   reports   prepared  by  the
               Subadviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations;

          3. file all periodic reports required to be filed by the Series with the applicable regulatory authorities;

          4. review and deliver to the Board all financial, performance and other reports prepared by the Subadviser under the provisions of this Agreement or as requested by the Adviser;

          5. establish and maintain regular communications with the Subadviser to share information it obtains concerning the effect of developments and data on the investment program maintained by the Subadviser;

          6. maintain contact with and enter into arrangements with the custodian, transfer agent, auditors, outside counsel, and other third parties providing services to the Series;

          7. oversee all matters relating to (i) the offer and sale of shares of the Series, including promotions, marketing materials, preparation of prospectuses, filings with the Commission and state securities regulators, and negotiations with broker-dealers; (ii) shareholder services, including, confirmations, correspondence and reporting to shareholders;
               (iii) all corporate matters on behalf of the Series, including monitoring the corporate records of the Series, maintaining contact with the Board, preparing for, organizing and attending meetings of the Board and the Series' shareholders; (iv) preparation of proxies when required; and (v) any other matters not expressly delegated to the Subadviser by this Agreement.


III.  REPRESENTATIONS AND WARRANTIES

     A.   REPRESENTATIONS AND WARRANTIES OF THE SUBADVISER

     The Subadviser hereby represents and warrants to the Adviser as follows:

          1. DUE INCORPORATION AND ORGANIZATION. The Subadviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. REGISTRATION. The Subadviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. REGULATORY ORDERS. The Subadviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Subadviser will notify the Adviser and the Series immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

          4. COMPLIANCE. The Subadviser has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the 1940 Act and it shall at all times assure that its activities in connection with managing the Series follow these procedures.

          5. AUTHORITY. The Subadviser is authorized to enter into this Agreement and carry out the terms hereunder.

          6. BEST EFFORTS. The Subadviser at all times shall provide its best judgment and effort to the Series in carrying out its obligations hereunder.

     B.   REPRESENTATIONS AND WARRANTIES OF THE ADVISER

     The Adviser hereby represents and warrants to the Subadviser as follows:

          1. DUE INCORPORATION AND ORGANIZATION. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. REGISTRATION. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. REGULATORY ORDERS. The Adviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Adviser will notify the Subadviser and the Series immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

          4. AUTHORITY. The Adviser is authorized to enter into this Agreement and carry out the terms hereunder.

          5.   BEST  EFFORTS.  The Adviser at all times shall provide its best
               judgment   and  effort  to  the  Series  in  carrying  out  its
               obligations hereunder.


     C.   REPRESENTATIONS AND WARRANTIES OF THE SERIES AND THE FUND

     The Fund, on behalf of the Series, hereby represents and warrants to the Adviser as follows:

          1. DUE INCORPORATION AND ORGANIZATION. The Fund has been duly incorporated as a Corporation under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

          2. REGISTRATION. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Series are registered or qualified for offer and sale to the public under the 1933 Act and all applicable state securities laws. Such registrations or qualifications, will be kept in effect during the term of this Agreement.


IV.    BROKER-DEALER RELATIONSHIPS

     A.   PORTFOLIO TRADES

     The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Series giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received.

     B.   SELECTION OF BROKER-DEALERS

     In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Series and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser may also select brokers or dealers to effect transactions for the Series who provide payment for expenses of the Series. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services or expenses, a commission for executing a portfolio transaction for the Series that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer and is paid in compliance with Section 28(e) or other rules and regulations of the Commission. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Series to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


V.  CONTROL BY THE BOARD OF TRUSTEES

Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser at the direction of the Adviser on behalf of the Series, shall at all times be subject to any directives of the Board.


VI.  COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Subadviser shall at all times conform to:

          1. all applicable provisions of the 1940 Act, the Advisers Act and any rules and regulations adopted thereunder;

          2. all policies and procedures of the Series as adopted by the Board and as described in the Registration Statement;

          3. the provisions of the Articles of Incorporation of the Fund, as amended from time to time;

          4. the provisions of the Bylaws of the Fund, as amended from time to time; and

          5.   any other applicable provisions of state or federal law.


VII.  COMPENSATION

     A.   PAYMENT SCHEDULE

     The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, based on the average daily net assets in the Series as follows:

                Rate              Assets
                ----              ------


     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual Subadvisory fee applied to the daily net assets of the Series. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

     B.   REDUCTION

     Payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible, except as provided below. The Subadviser acknowledges that, pursuant to the Investment Advisory Agreement, the Adviser has agreed to reduce its fee or reimburse the Series if the expenses borne by the Series exceed the expense limitations applicable to the Series imposed by the securities laws or regulations of any
     jurisdiction   in  which  the  Series  shares  are  qualified  for  sale.
     Accordingly, the Subadviser agrees that, if, for any fiscal year, the total of all ordinary business expenses of the Series, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest, extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Series are offered for sale (unless a waiver is obtained), the Subadviser shall reduce its advisory fee to the extent necessary to meet such expense limit, but will not be required to reimburse the Series for any ordinary business expenses which exceed the amount of its advisory fee for the fiscal year. The Subadviser shall contribute to the amount of such reduction by reimbursing the Adviser in proportion to the amounts which the Adviser and Subadviser would have been entitled to receive for such year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which elapsed prior to the effective date of this Agreement, but shall include the portion of the then current fiscal year has elapsed at the date of termination of this Agreement.


VIII.  ALLOCATION OF EXPENSES

The Subadviser shall pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Series hereunder, including, but not limited to, office space, office equipment, telephone and postage costs. In the event the Subadviser incurs any expense that is the obligation of the Adviser as set out in this Agreement, the Adviser shall reimburse the Subadviser for such expense on presentation of a statement indicating the expenses incurred and the amount paid by the Subadviser.


IX.  NONEXCLUSIVITY

The services of the Subadviser with respect to the Series are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or officers or directors of the Fund; that officers or directors of the Adviser or officers or directors of the Fund may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.


X.  TERM

This Agreement shall become effective at the close of business on _________, 1996, and shall remain in force and effect through December 31, 1997, unless earlier terminated under the provisions of Article XI. Following the expiration of its initial term, the Agreement shall continue in force and effect for one year periods, provided such continuance is specifically approved at least annually:

          1. (a) by the Board or (b) by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

          2. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose.


XI.  TERMINATION

This Agreement may be terminated:

          1. at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Series; or

          2. by the Adviser, the Fund, on behalf of the Series, or the Subadviser on sixty (60) days' written notice to the other party, unless written notice is waived by the party required to be notified; or

          3. automatically in the event there is an "assignment" of this Agreement, as defined in Section 2 (a) (4) of the 1940 Act.


XII.  LIABILITY

The Subadviser shall be liable to the Series and the Adviser and shall indemnify the Series and the Adviser for any losses incurred by the Series, or the Adviser whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Subadviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Subadviser of its duties under this Agreement, in connection with the services rendered by the Subadviser hereunder.

XIII.  NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such address shall be:

       IF TO THE FUND, ON BEHALF OF THE SERIES OR THE ADVISER:

       151 Farmington Avenue, RE4C
       Hartford, Connecticut  06156
       Fax number: 860/273-8340
       Attn:  Secretary

       IF TO THE SUBADVISER:

       242 Trumbull Street
       Hartford, Connecticut 06103-1205
       Fax number: 860/275-4440
       Attention:  President


XIV.   QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


XV.    SERVICE MARK

The service mark of the Fund and the Series and the name "Aetna" have been adopted by the Fund with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Subadviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Series.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ______ day of ______________, 19__.


                                       AETNA LIFE INSURANCE AND ANNUITY COMPANY



                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________



                                       AELTUS INVESTMENT MANAGEMENT, INC.



                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________



                                       AETNA SERIES FUND, INC.
                                       on behalf of its
                                       Aetna __________ Series



                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________

                                  EXHIBIT B

                             SUBADVISORY AGREEMENT


     THIS AGREEMENT is made by and between Aetna Life Insurance and Annuity Company, a Connecticut insurance corporation (the "Adviser") and Aeltus Investment Management, Inc., a Connecticut corporation (the "Subadviser") as of the Date set forth below.

                                 R E C I T A L
                                 -------------

     WHEREAS, Aetna Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

     WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Subadviser is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Company's Articles of Incorporation authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company into series of shares representing interests in various investment portfolios;

     WHEREAS, pursuant to such authority, the Company has established the Aetna Growth Fund (the "Fund");

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement of even date herewith with the Company (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment advisor with respect to the Fund; and

     WHEREAS, pursuant to Paragraph IV of the Investment Advisory Agreement, the Adviser wishes to retain the Subadviser for purposes of rendering advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER

        The Adviser hereby appoints the Subadviser to render to the Adviser with respect to the Fund, investment research and advisory services set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Company's Board of Directors (the "Board"), and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein. The Subadviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

II. DUTIES OF THE SUBADVISER AND THE ADVISER

     In carrying out the terms of this agreement, the Subadviser shall provide the following services:

     A. DUTIES OF THE SUBADVISER

          The Subadviser shall regularly provide investment advice with respect to the Fund and shall, subject to the terms of this Agreement, continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund; and in furtherance thereof, the Subadviser's duties shall include:

          1. Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

          2. Determining which issuers and securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board;

          3. Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board; and

          4. Taking, on behalf of the Fund, all actions that appear to the Subadviser necessary to carry into effect such investment program, including the placing of purchase and sale orders, and making appropriate reports thereon to the Adviser and the Board.

     B. DUTIES OF THE ADVISER

          The Adviser shall retain responsibility for, among other things, providing the following advice and services with respect to the Fund:

          1. The Adviser shall monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's Registration Statement;

          2. The Adviser shall consult with and assist the Subadviser in maintaining appropriate policies, procedures and records so that the Subadviser operates its business and any investment program hereunder in compliance with applicable laws;

          3. The Adviser shall establish and maintain periodic communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

          4. The Adviser shall oversee matters relating to Fund promotion, marketing materials and the Subadviser's reports to the Board.

III.  REPRESENTATIONS AND WARRANTIES

     A. REPRESENTATIONS AND WARRANTIES OF THE SUBADVISER

          1. DUE INCORPORATION AND ORGANIZATION. The Subadviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. REGISTRATION. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. BEST EFFORTS. The Subadviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

     B. REPRESENTATIONS AND WARRANTIES OF THE ADVISER

          1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

IV.  BROKER-DEALER RELATIONSHIPS

     A. PORTFOLIO TRADES

     The Subadviser, at its own expense, and in consultation with the Adviser, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

     B. SELECTION OF BROKER-DEALERS

     In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser and the Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

V.   CONTROL BY THE BOARD OF DIRECTORS.

     Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Board.

VI.  COMPLIANCE WITH APPLICABLE REQUIREMENTS.

     In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

     A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

     B. the provisions of the registration statement of the Company, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

     C. the provisions of the Articles of Incorporation of the Company, as amended from time to time;

     D. the provisions of the by-laws of the Company, as amended from time to time; and

     E. any other applicable provisions of state or federal law.

VII.  COMPENSATION

     The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, based on the average daily net assets of the Fund as follows:

           Fee                Assets
           ---                ------
           0.45%              On first $50 million          $100,000 minimum
           0.40%              On next $50 million
           0.30%              On next $50 million
           0.25%              Over $150 million

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual subadvisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

Subject to the provisions of Paragraph A. below, payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible. The Subadviser acknowledges that, pursuant to the Investment Advisory Agreement, the Adviser has agreed to reduce its fee or reimburse the Fund if the expenses borne by the Fund exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of any jurisdiction in which the Fund's shares are qualified for sale. Accordingly, the Subadviser agrees as follows:

     A. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Subadviser shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Subadviser and shall be deducted from the fee otherwise payable to the Subadviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement; and

     B. Such reductions will, in each case, be proportionate to the reduction in the Adviser's fee for the same period.

VIII.  ALLOCATION OF EXPENSES

     The Subadviser shall pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, without limitation, office space, office equipment, telephone and postage costs. In the event that any other expense hereunder shall, in the first instance, be paid by the Subadviser, the Adviser shall reimburse the Subadviser for such expense on presentation of a statement with respect thereto.

IX.  NON-EXCLUSIVITY

     The services of the Subadviser with respect to the Company and the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or of the Company; hat officers or directors of the Adviser or of the Company may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

X.   TERM

     This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XI and XII hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XI.  RENEWAL

     Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     A. (1) by the Company's directors or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

     B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.

XII. TERMINATION

     This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of the Company's directors or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, or by the Subadviser on sixty (60) days' written notice to the other party and to the Company. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment," as defined in Section 2 (a) (4) of the 1940 Act.

XIII. LIABILITY OF SUBADVISER

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

XIV.  NOTICES

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice with a copy to the Company. Until further notice, it is agreed that the address of the Company, that of the Adviser and that of the Subadviser shall be 151 Farmington Avenue, Hartford, Connecticut 06156.

XV.  QUESTIONS OF INTERPRETATION

     This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XVI.  SERVICE MARK

     The service mark of the Company and the Fund and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty to withdraw this permission in the event the Subadviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Corporation should not be the investment adviser of the Fund.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the 8th day of December, 1993.

Attest:                               Aetna Life Insurance and Annuity Company


 /s/Paige L. Falasco                  By:/s/Lucille M. Nickerson
 -------------------                     -----------------------
                                         Name:
                                         Title:



Attest:                               Aeltus Investment Management, Inc.


 /s/Brian Kawakami                     By:/s/Paul A. Ehnhardt
 -----------------                        -------------------
                                          Name:
                                          Title: President

                                   EXHIBIT C

                             SUBADVISORY AGREEMENT


     THIS AGREEMENT is made by and between Aetna Life Insurance and Annuity Company, a Connecticut insurance corporation (the "Adviser") and Aetna Capital Management, Inc., a Connecticut corporation (the "Subadviser") as of the Date set forth below.

                                    RECITAL
                                    -------

     WHEREAS, Aetna Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the " 1940 Act") as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

     WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Subadviser is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Company's Articles of Incorporation authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company into series of shares representing interests in various investment portfolios;

     WHEREAS, pursuant to such authority, the Company has established the Aetna Small Company Growth Fund (the "Fund");

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement of even date herewith with the Company (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment advisor with respect to the Fund; and

     WHEREAS, pursuant to Paragraph IV of the Investment Advisory Agreement, the Adviser wishes to retain the Subadviser for purposes of rendering advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER

     The Adviser hereby appoints the Subadviser to render to the Adviser with respect to the Fund, investment research and advisory services set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Company's Board of

Directors (the "Board"), and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein. The Subadviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


II.  DUTIES OF THE SUBADVISER AND THE ADVISER

     In carrying out the terms of this agreement, the Subadviser shall provide the following services:

     A. DUTIES OF THE SUBADVISER

          The Subadviser shall regularly provide investment advice with respect to the Fund and shall, subject to the terms of this Agreement, continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund; and in furtherance thereof, the Subadviser's duties shall include:

          1. Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

          2. Determining which issuers and securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board;

          3. Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board; and

          4. Taking, on behalf of the Fund, all actions that appear to the Subadviser necessary to carry into effect such investment program, including the placing of purchase and sale orders, and making appropriate reports thereon to the Adviser and the Board.

     B. DUTIES OF THE ADVISER

     The  Adviser  shall  retain   responsibility  for,  among  other  things,
providing the following advice and services with respect to the Fund:

          1. The Adviser shall monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's Registration Statement;

          2. The Adviser shall consult with and assist the Subadviser in maintaining appropriate policies, procedures and records so that the Subadviser operates its business and any investment program hereunder in compliance with applicable laws;

          3. The Adviser shall establish and maintain periodic communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

          4. The Adviser shall oversee matters relating to Fund promotion, marketing materials and the Subadviser's reports to the Board.

III.  REPRESENTATIONS AND WARRANTIES

     A. REPRESENTATIONS AND WARRANTIES OF THE SUBADVISER

          1. DUE INCORPORATION AND ORGANIZATION. The Subadviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. REGISTRATION. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. BEST EFFORTS. The Subadviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

     B. REPRESENTATIONS AND WARRANTIES OF THE ADVISER

          1. DUE INCORPORATION AND ORGANIZATION. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder

          2. REGISTRATION. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. BEST EFFORTS. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

IV.  BROKER-DEALER RELATIONSHIPS

     A. PORTFOLIO TRADES

     The Subadviser, at its own expense, and in consultation with the Adviser, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

     B. SELECTION OF BROKER-DEALERS

     In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser and the Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

V.  CONTROL BY THE BOARD OF DIRECTORS.

     Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Board.

VI.  COMPLIANCE WITH APPLICABLE REQUIREMENTS.

     In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

     A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

     B. the provisions of the registration statement of the Company, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

     C. the provisions of the Articles of Incorporation of the Company, as amended from time to time;

     D. the provisions of the by-laws of the Company, as amended from time to time; and

     E. any other applicable provisions of state or federal law.

VII.  COMPENSATION

     The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, based on the average daily net assets of the Fund as follows:

             Fee                Assets

             0.55%              On first $50 million         $100,000 minimum
             0.40%              On next $50 million
             0.30%              On next $50 million
             0.25%              Over $150 million

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual subadvisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

Subject to the provisions of Paragraph A. below, payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible. The Subadviser acknowledges that, pursuant to the Investment Advisory Agreement, the Adviser has agreed to reduce its fee or reimburse the Fund if the expenses borne by the Fund exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of any jurisdiction in which the Fund's shares are qualified for sale. Accordingly, the Subadviser agrees as follows:

     A. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Subadviser shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Subadviser and shall be deducted from the fee otherwise payable to the Subadviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement; and

     B. Such reductions will, in each case, be proportionate to the reduction in the Adviser's fee for the same period.

VIII.  ALLOCATION OF EXPENSES

     The Subadviser shall pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, without limitation, office space, office equipment, telephone and postage costs. In the event that any other expense hereunder shall, in the first instance, be paid by the Subadviser, the Adviser shall reimburse the Subadviser for such expense on presentation of a statement with respect thereto.

IX.  NON-EXCLUSIVITY

     The services of the Subadviser with respect to the Company and the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or of the Company; that officers or directors of the Adviser or of the Company may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

X.  TERM

     This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XI and XII hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XI.  RENEWAL

     Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     A (1) by the Company's directors or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

     B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.

XII.  TERMINATION

     This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of the Company's directors or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, or by the Subadviser on sixty (60) days' written notice to the other party and to the Company. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment" as defined in Section 2 (a) (4) of the 1940 Act.

XIII.  LIABILITY OF SUBADVISER

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

XIV.  NOTICES

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice with a copy to the Company. Until further notice, it is agreed that the address of the Company, that of the Adviser and that of the Subadviser shall be 151 Farmington Avenue, Hartford, Connecticut 06156.

XV.  QUESTIONS OF INTERPRETATION

     This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XVI.  SERVICE MARK

     The service mark of the Company and the Fund and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty to withdraw this permission in the event the Subadviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Corporation should not be the investment adviser of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the 8th day of December, 1993.

Attest:                               Aetna Life Insurance and Annuity Company


 /s/Paige L. Falasco                  By:/s/Lucille M. Nickerson
 -------------------                     -----------------------
                                         Name:
                                         Title:



Attest:                               Aetna Capital Management, Inc.


 /s/Brian Kawakami                     By:/s/Paul A. Ehnhardt
 -----------------                        -------------------
                                          Name:
                                          Title: President

                                   EXHIBIT D

                         INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT is made by and between AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation (the "Adviser") and AETNA SERIES FUNDS, INC., a Maryland corporation (the "Fund"), on behalf of its Aetna ------ Series (the "Series"), as of the date set forth below the parties' signatures.

                             W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund has established the Series; and

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is in the business of acting as an investment adviser; and

WHEREAS, the Fund, on behalf of the Series, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Series on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties agree as follows:


I. APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement and the policies and control of the Fund's Board of Directors (the "Board"), the Fund, on behalf of the Series, hereby appoints the Adviser to serve as the investment adviser to the Series, to provide the investment advisory services set forth below in
Section II. The Adviser agrees that, except as required to carry out its duties under this Agreement or otherwise expressly authorized, it is acting as an independent contractor and not as an agent of the Series and has no authority to act for or represent the Series in any way.


II. DUTIES OF THE ADVISER

In carrying out the terms of this Agreement, the Adviser shall do the following:

    A.   supervise all aspects of the operations of the Series;

    B. select the securities to be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio, place trades for all such securities and regularly report thereon to the Board;

    C. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board;

    D. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Series, securities held by or under consideration for the Series, or the issuers of those securities;

    E. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

    F. obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Series' securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement;

    G. prepare financial and performance reports, calculate and report daily net asset values, and prepare any other financial data or reports, as the Adviser from time to time, deems necessary or as are requested by the Board; and

    H. take any other actions which appear to the Adviser and the Board necessary to carry into effect the purposes of this Agreement.


III. REPRESENTATIONS AND WARRANTIES

    A.   Representations and Warranties of the Adviser

    Adviser hereby represents and warrants to the Fund as follows:

         1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         2. Registration. The Adviser is registered as an investment adviser with the Securities and Exchange Commission ("the Commission") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3.   Best  Efforts.  The Adviser at all times shall provide its best
               judgment   and  effort  to  the  Series  in  carrying  out  its
               obligations hereunder.

    B.   Representations and Warranties of the Series and the Fund,

    The Fund, on behalf of the Series, hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Fund has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

         2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Series are registered or qualified for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.


IV. DELEGATION OF RESPONSIBILITIES

    A. Appointment of Subadviser

    Subject to the approval of the Board and the shareholders of the Series, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Series.

    B. Duties of Subadviser

    Under a Subadvisory Agreement, the Subadviser may be delegated some or all of the following duties of the Adviser:

         1. determine which securities from which issuers shall be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio, place trades for all such securities and regularly report thereon to the Board;

         2. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Board;

         3. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Series, securities held by or under consideration for the Series, or the issuers of those securities;

         4.   provide economic research and securities analyses as the Adviser
              considers   necessary  or  advisable  in  connection   with  the
              Adviser's performance of its duties hereunder;

         5. give instructions to the custodian and/or sub-custodian of the Series appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the Series as required to carry out the investment activities of the Series, in relation to the matters contemplated by this Agreement; and

         6. provide such financial support, administrative services and other duties as the Adviser deems necessary and appropriate.

    C. Duties of the Adviser

    In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

         1. monitor the investment program maintained by the Subadviser for the Series and the Subadviser's compliance program to ensure that the Series' assets are invested in compliance with the Subadvisory Agreement and the Series' investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Series, as filed with the Commission under the Securities Act of 1933, as amended, and the 1940 Act ("Registration Statement");

         2. review all data and financial reports prepared by the Subadviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations;

         3. establish and maintain regular communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

         4. oversee all matters relating to the offer and sale of the Series' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Series for services to the Series, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Series' operations.

V.  BROKER-DEALER RELATIONSHIPS

    A. Series Trades

    The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Series with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received.

    B. Selection of Broker-Dealers

    In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Series and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may also select brokers or dealers to effect transactions for the Series who provide payment for expenses of the Series. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services or expenses, a commission for executing a portfolio transaction for the Series that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and is paid in compliance with Section 28(e) or other rules and regulations of the Commission. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Series to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


VI. CONTROL BY THE BOARD

Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Series pursuant thereto, shall at all times be subject to any directives of the Board.


VII. COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

    A. all applicable provisions of the 1940 Act;

    B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

    C. the provisions of the Fund's Articles of Incorporation, as amended;

    D. the provisions of the Bylaws of the Fund, as amended; and

    E. any other applicable provisions of state and federal law.


VIII. COMPENSATION

For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund, on behalf of the Series, shall pay to the Adviser an annual fee, payable monthly, based upon the following average daily net assets of the Series:

               Rate                     Assets
               ----                     ------





Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual advisory fee applied to the daily net assets of the Series. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory Agreement is in effect, the Series acknowledges on behalf of the Series that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Series, the fees specified in the Subadvisory Agreement.


IX. EXPENSES

The expenses in connection with the management of the Series shall be allocated between the Series and the Adviser as follows:

    A. Expenses of the Adviser

    The Adviser shall pay:

         1. the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Series, including without limitation, office space, office equipment, telephone and postage costs;

         2. all fees and expenses of all directors, officers and employees, if any, of the Fund who are employees of the Adviser or an affiliated entity, including any salaries and employment benefits payable to those persons;

    B. Expenses of the Series

    The Series shall pay:

         1.   investment advisory fees pursuant to this Agreement;

         2. brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the Series' investment portfolio or other investment transactions incurred in managing the Series' assets, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

         3. fees and expenses of the Series' independent accountants and legal counsel and the independent Directors' legal counsel;

         4.   fees  and  expenses  of  any   administrator,   transfer  agent,
              custodian, dividend, accounting, pricing or disbursing agent of the Series;

         5.   interest and taxes;

         6. fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Board deems it advisable for the Fund to maintain membership;

         7. insurance premiums on property or personnel (including officers and directors) of the Fund which benefit the Series;

         8. all fees and expenses of the Company's directors, who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser;

         9. expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Series, except for those expenses paid by third parties in connection with the distribution of Series shares and all costs and expenses of shareholders' meetings;

         10.  all   expenses   incident  to  the  payment  of  any   dividend,
              distribution, withdrawal or redemption, whether in shares of the Series or in cash;

         11. costs and expenses of promoting the sale of shares in the Series, including preparing prospectuses and reports to shareholders of the Series, provided, nothing in this Agreement shall prevent the charging of such costs to third parties involved in the distribution and sale of Series shares;

         12. fees payable by the Series to the Commission or to any state securities regulator or other regulatory authority for the registration of shares of the Series in any state or territory of the United States or of the District of Columbia;

         13. all costs attributable to investor services, administering shareholder accounts and handling shareholder relations,
              (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by the Adviser; and

         14. any other ordinary, routine expenses incurred in the management of the Series' assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the Series and any indemnification by the Fund of its officers, directors or agents.


X. EXPENSE LIMITATION

If, for any fiscal year, the total of all ordinary business expenses payable by the Series, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Series are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee to the extent necessary to meet such expense limit, but the Adviser will not be required to reimburse the Series for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly advisory fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.


XI. ADDITIONAL SERVICES

Upon the request of the Board, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Series that are not required by this Agreement. Such services will be performed on behalf of the Series and the Adviser may receive from the Series such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Series and its shareholders. Payment or assumption by the Adviser of any Series expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Series nor obligate the Adviser to pay or assume any similar Series expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Fund (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Fund and the Series and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

(b) the services of staff to respond to shareholder inquiries concerning the status of their accounts, providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser, changing account designations or changing addresses, assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Series; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Fund on the Series at the request of the Board.


XII. NONEXCLUSIVITY

The services of the Adviser to the Series are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.


XIII. TERM

This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Series' shareholders, for a period of two years from the date hereof.


XIV. RENEWAL

Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

    A.   1. by the Board, or

         2. by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

    B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose.

XV. TERMINATION

This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940
Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI. LIABILITY

The Adviser shall be liable to the Fund and shall indemnify the Fund for any losses incurred by the Fund, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.


XVII. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such addresses shall be:

    if to the Fund, the Series or the Adviser:

    151 Farmington Avenue, RE4C
    Hartford, Connecticut  06156
    Fax number: 860/273-8340


XVIII. QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the Commission, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.

XIX.     SERVICE MARK

The service mark of the Fund and the Series and the name "Aetna" have been adopted by the Fund with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Series.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ___ day of _______________, 199__.



                                    AETNA LIFE INSURANCE AND ANNUITY  COMPANY



                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________



                                    AETNA SERIES FUND, INC.
                                    on behalf of its
                                    Aetna ------ Series



                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________

                                   EXHIBIT E

                         INVESTMENT ADVISORY AGREEMENT


     THIS AGREEMENT is made by and between AETNA SERIES FUND, a Maryland corporation (the "Company"), on behalf of its series, Aetna __________ Fund and AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut insurance corporation (the "Adviser"), as of the Date set forth below.

                                R E C I T A L

    WHEREAS, the Company is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder;

    WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as an investment adviser;

     WHEREAS, the Company has established the Aetna __________ Fund series (the "Fund");

    WHEREAS, the Company, on behalf of the Fund, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Fund on the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


I. APPOINTMENT AND OBLIGATIONS OF THE ADVISER

    The Adviser is hereby appointed to serve as the investment adviser to the Fund, to provide investment advisory services set forth below in Section II, subject to the terms of this Agreement and the policies and control of the Company's Board of Directors (the "Board"). The Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


II. DUTIES OF THE ADVISER

    In carrying out the terms of this Agreement, the Adviser shall provide the following services:

    A.   supervise all aspects of the operations of the Fund;

    B. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers of the securities included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities that the Adviser considers desirable for inclusion in the Fund's portfolio;

    C. determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Board;

    D. formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board;

    E. give instructions to the custodian and/or sub-custodian of the Fund appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

    F. take, on behalf of the Fund, all actions which appear to the Company and the Fund necessary to carry into effect the purchase and sale of securities for the Fund and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Fund.


III. REPRESENTATIONS AND WARRANTIES

    A.   REPRESENTATIONS AND WARRANTIES OF THE ADVISER

    Adviser hereby represents and warrants to the Company as follows:

         1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         2. Registration. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

         3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

    B.   REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE COMPANY

    The Company, on behalf of the Fund, hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Company has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its terms.

         2. Registration. The Company is registered as an investment company with the SEC under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations will be kept in effect during the term of this Agreement.


IV. DELEGATION OF RESPONSIBILITIES

    A.   APPOINTMENT OF SUBADVISER

         Subject to the approval of the Board and the shareholders of the Fund, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Fund.

    B.   DUTIES OF SUBADVISER

         Under a Subadvisory Agreement, the SubAdviser shall:

         1. provide the Adviser with such economic research and securities analysis as the Adviser may from time to time consider necessary or advisable in connection with the Adviser's performance of its duties hereunder;

         2. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities that the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

         3. determine which issuers and securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board; and

         4. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board.

    C.   DUTIES OF THE ADVISER

         In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

         1. monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's Registration Statement;

         2. consult with and assist the Subadviser in maintaining appropriate policies, procedures and records so that the Subadviser operates its business and any investment program hereunder in compliance with applicable laws;

         3. establish and maintain periodic communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

         4. oversee matters relating to Fund promotion, marketing materials and the Subadviser's reports to the Board.


V.  BROKER-DEALER RELATIONSHIPS

    A.   PORTFOLIO TRADES

    The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

    B.   SELECTION OF BROKER-DEALERS

    In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


VI.   CONTROL BY THE BOARD OF DIRECTORS

    Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board.


VII.  COMPLIANCE WITH APPLICABLE REQUIREMENTS

    In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

    A.   all applicable provisions of the 1940 Act;

    B. the provisions of the registration statement of the Company, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

    C. the provisions of the Company's Articles of Incorporation, as amended;

    D.   the provisions of the By-Laws of the Company, as amended; and

    E.   any other applicable provisions of state and federal law.


VIII.  COMPENSATION

     For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Company, on behalf of the Fund, shall pay to the Adviser an annual fee, payable monthly, based upon the following average daily net assets of the Fund:

                 Rate                  Assets
                 ----                  ------






Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual advisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of Paragraph X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory Agreement is in effect, the Company acknowledges on behalf of the Fund that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Fund, the fees specified in the Subadvisory Agreement.

IX.  EXPENSES

    The expenses in connection with the management of the Fund shall be allocable between the Fund and the Adviser as follows:

    A.   EXPENSES OF THE ADVISER

    The  Adviser shall pay:

         1. The salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment, telephone and postage costs; and

         2. Any fees and expenses of all directors of the Company who are employees of the Adviser or an affiliated entity and any salaries and employment benefits of officers of the Company who are affiliated persons of the Adviser for acting as officers of the Company.

    B.   EXPENSES OF THE FUND

    The  Fund shall pay:

         1.   Investment advisory fees pursuant to this Agreement;

         2. Brokers' commissions, issue and transfer taxes or other transaction fees chargeable in connection with securities or other investment transactions, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

         3. Fees and expenses of the Fund's independent public accountants and outside legal counsel;

         4. Expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except as such expenses may be borne by any distributor of the Fund;

         5.   Interest and taxes;

         6. The fees and expenses of those of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser;

         7.   Shareholders' meeting expenses;

         8. Administrator, transfer agent, custodian and dividend disbursing agent fees and expenses;

         9. Fees of dividend, accounting or pricing agents appointed by the Fund;

         10. Fees payable by the Company to the SEC or in connection with the registration of shares of the Fund under the laws of any state or territory of the United States or of the District of Columbia;

         11. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

         12. Such nonrecurring or extraordinary expenses as may arise, including organizational expenses, litigation affecting the Fund and any indemnification by the Company of its officers, directors or agents with respect thereto;

         13. All other ordinary business expenses incurred in the operations of the Fund unless specifically provided otherwise in this paragraph IX;

         14. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations
              (including,   without   limitation,   telephone   and  personnel
              expenses);

         15.  All   expenses   incident  to  the  payment  of  any   dividend,
              distribution, withdrawal or redemption, whether in shares of the Fund or in cash; and

         16. Insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit.


X. EXPENSE LIMITATION

    If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly management fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

XI.   ADDITIONAL SERVICES

    Upon the request of the Board of Directors, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Fund that are not required by this Agreement. Such services will be performed on behalf of the Fund and the Adviser may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Fund and its shareholders. Payment or assumption by the Adviser of any Fund expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Fund and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer; (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts, providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser, changing account designations or changing addresses, assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Fund; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Company or the Fund at the request of the Board.


XII. NON-EXCLUSIVITY

    The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.


XIII. TERM

    This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XIV. RENEWAL

    Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

    A. (1) by the Company's directors or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

    B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.


XV. TERMINATION

    This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's directors or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI.  LIABILITY OF ADVISER AND INDEMNIFICATION

    A.   LIABILITY

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or its officers, directors or employees, or reckless disregard by the Adviser of its duties under this Agreement, the Adviser shall not be liable to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    B.   INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any officer, director or employee of the Adviser, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of the Fund or otherwise) by the Company, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

XVII. NOTICES

    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Adviser and that of the Company for this purpose shall be 151 Farmington Avenue, Hartford, Connecticut 06156.


XVIII. QUESTIONS OF INTERPRETATION

    This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.


XIX. SERVICE MARK

    The service mark of the Company and the Fund and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Corporation should not be the investment adviser of the Fund.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the 13th day of April, 1994.



                                          AETNA SERIES FUND INC.
                                          on behalf of its Aetna ________
Attest:                                   Fund series

/s/Susan E. Bryant                        By:  /s/Shaun P. Mathews
- ---------------------                     ---------------------------
                                             Name:  Shaun P. Mathews
                                             Title:  President



                                          AETNA LIFE INSURANCE AND
                                          ANNUITY COMPANY
Attest:
                                          By:  /s/James C. Hamilton
                                          ---------------------------
                                             Name:  James C. Hamilton
                                             Title: Vice President and
/s/Lucille M. Nickerson                              Treasurer
- ---------------------